UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2024

Arcosa, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware		1-38494	82-5339416
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

500 N. Akard Street, Suite 400
Dallas,	Texas		75201
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (972) 942-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	ACA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operation and Financial Condition.
Attached as Exhibit 99.1 is the registrant’s earnings release for the fourth quarter and full year of 2023, issued February 22, 2024. This release is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in such filing.
Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Arcosa, Inc. Earnings Release, dated February 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcosa, Inc.
(Registrant)

February 22, 2024	By:	/s/ Gail M. Peck
Name: Gail M. Peck
Title: Chief Financial Officer